UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 19, 2010

                               GERON CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-20859                 75-2287752
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 19, 2010, the Board of Directors (the "Board") of Geron Corporation (the "Company") appointed Hoyung Huh, M.D., Ph.D., and Robert J. Spiegel, M.D., to the Board, effective immediately. Dr. Spiegel fills a vacant Class I Board position, expiring at the Company's 2012 Annual Meeting of Stockholders. Dr. Huh fills a vacant Class II Board position, expiring at the Company's 2013 Annual Meeting of Stockholders.

     There is no arrangement or understanding between either of Drs. Huh or Spiegel and the Company, pursuant to which he was selected as a director.

     In connection with Drs. Huh and Spiegel's appointments, the Company granted each of Drs. Huh and Spiegel a nonstatutory stock option to purchase 45,000 shares of the Company's Common Stock (the "First Option") as provided by the Company's 2006 Directors' Stock Option Plan (the "Directors' Plan") at an exercise price equal to $5.29 per share, the closing sale price of the Company's Common Stock as reported on the Nasdaq Global Market on May 19, 2010 (the "Grant Date"). Each First Option shall have a maximum term of ten (10) years measured from the Grant Date, and shall vest and be exercisable in a series of three (3) equal consecutive annual installments on the anniversary of the Grant Date, commencing on the Grant Date, provided the director continues to provide services to the Company through the applicable vesting date. Drs. Huh and Spiegel each will also receive cash compensation for their services as non-employee directors as described under "Compensation of Directors" in the Company's definitive proxy statement as filed with the Securities and Exchange Commission on March 29, 2010.

     Also on May 19, 2010 as announced previously, Patrick J. Zenner, a member of the Board and the Compensation Committee, retired as a member of the Board and Compensation Committee.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GERON CORPORATION

Date: May 20, 2010                          By: /s/ David L. Greenwood
                                               ---------------------------------
                                                David L. Greenwood
                                                Executive Vice President and
                                                Chief Financial Officer